UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 10, 2015

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

On June 10, 2015, HCC Insurance Holdings, Inc., a Delaware corporation (the “Company”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tokio Marine Holdings, Inc., a Japanese corporation (“Tokio Marine”), and TMGC Investment (Delaware) Inc., an indirect wholly-owned subsidiary of Tokio Marine (“Merger Sub”), providing for the Company to be acquired by Tokio Marine through a merger effected under Delaware law.  The Merger Agreement provides that, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation in the merger and an indirect wholly owned subsidiary of Tokio Marine (the “Merger”).  Tokio Marine is the ultimate holding company of the Tokio Marine Group, which operates in the non-life insurance business, life insurance business and financial and general businesses globally.  A copy of the joint press release issued by the Company and Tokio Marine announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein in its entirety by this reference.

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock, par value $1.00 per share (a “Share”), that is issued and outstanding immediately prior to such effective time, other than Shares owned by Tokio Marine, Merger Sub, the Company or any of their respective wholly owned subsidiaries that are not held on behalf of third parties, and other than Shares with respect to which appraisal rights have been perfected under applicable Delaware Law, will be cancelled and converted into the right to receive $78.00 in cash (the “Per Share Merger Consideration”).

The Merger Agreement further provides that, without any action on the part of any holder of Shares, at the effective time of the Merger:  (i) each outstanding option to purchase Shares (each, an “Option”) granted under the Company’s 2008 Flexible Incentive Plan (the “Incentive Plan”), whether vested or unvested, will be cancelled and will only entitle the holder of such Option to receive an amount in cash equal to the product of (A) the total number of Shares subject to such Option times (B) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share under such Option; (ii) the Company will waive any vesting or holding conditions or restrictions applicable to each Share that was granted under the Incentive Plan or under the Company’s 2014 Stock Promotion Plan that is subject to any such vesting or holding conditions or restrictions (a “Restricted Share”), and such Restricted Share will be treated the same as all other Shares in the Merger and will be converted into the Per Share Merger Consideration as described above; (iii) the performance-based vesting conditions in respect of each Restricted Share granted pursuant to the Incentive Plan that includes such vesting conditions (a “Performance Share”) shall be deemed to have been achieved based on 100% performance, the Company will waive any vesting or holding conditions or restrictions applicable to such Performance Share and such Performance Share will be treated the same as all other Shares in the Merger and will be converted into the Per Share Merger Consideration as described above; and (iv) each outstanding restricted stock unit granted pursuant to the Incentive Plan (“RSU”), whether vested or unvested, will be cancelled and will only entitle the holder of such RSU to receive, with respect to each Share subject to such RSU, an amount in cash equal to the product of (A) the total number of Shares subject to such RSU and (B) the Per Share Merger Consideration.

Each of the parties has made customary representations and warranties and agreed to covenants in the Merger Agreement.  The Company has agreed, among other things, to use its commercially reasonable efforts to cause its business to be conducted in the ordinary and usual course during the period between the execution of the Merger Agreement and the closing of the Merger, and not to take certain actions specified in the Merger Agreement during such time.  The Company has also agreed not to discuss alternative acquisition proposals with, or solicit alternative acquisition proposals from, third parties, subject to exceptions that allow the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals, and to terminate the Merger Agreement in order to accept such a proposal that constitutes a “Superior Proposal” (as defined in the Merger Agreement), in each case if the Board of Directors of the Company has determined that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement provides certain termination rights for both the Company and Tokio Marine, and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay Tokio Marine a termination fee of $187,500,000.

The Merger Agreement was unanimously approved by the Company’s Board of Directors and is conditioned, among other things, on: (i) the adoption of the Merger Agreement by the Company’s stockholders; (ii) receipt of required governmental approvals, including antitrust and insurance regulatory approvals; and (iii) other customary closing conditions.  In addition, Tokio Marine’s obligation to consummate the Merger is subject to the condition that the required governmental approvals have been obtained without the imposition of any “Negative Regulatory Action” (as defined in the Merger Agreement).

The Merger is expected to close during the fourth quarter of 2015, subject to the closing conditions described above and contained in the Merger Agreement.

The representations, warranties and covenants of the parties contained in the Merger Agreement have been made solely for the benefit of such parties.  In addition, such representations, warranties and covenants:  (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or such other date specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.  Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Merger that is or will be contained in, or incorporated by reference into, the proxy statement that the Company intends to file in connection with the Merger with, and the other documents that the parties will file with or furnish to, the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information included in Item 5.02 of this Current Report on Form 8-K is hereby incorporated herein by this reference.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain of the Company’s executive officers, including Messrs. Williams, Irick, Burke and Schell (who are the Company’s “named executive officers” as defined under Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended), have agreed, pursuant to negotiations with Tokio Marine, to enter into addenda to their existing employment agreements with the Company to be effective only upon the Closing of the Merger.  Such addenda provide, among other things, that such officers will continue to serve in their current roles with the Company from and after the closing of the Merger, that “Good Reason” as defined under such employment agreements will not be triggered solely as a result of the Merger without subsequent action by the Company or Tokio Marine, and that certain language in the existing employment agreements of Messrs. Williams and Burke (which provides for “Good Reason” to include a situation where the applicable executive is removed from the office he occupies as a result of a change of control) will be interpreted to mean a change in the applicable executive’s position or titles.  In addition, the addenda relating to the employment agreements for Messrs. Williams and Schell also provide that provisions relating to such executives’ rights to receive Section 409A tax “gross ups” will be deleted.

The foregoing description of the addenda to the employment agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such addenda, which are attached as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 8.01.             Other Events.

On June 10, 2015, the Company and Tokio Marine issued a joint press release announcing the execution of the Merger Agreement.  A copy of that press release is furnished as

Exhibit 99.1.  Also on June 10, 2015, the Company and Tokio Marine hosted two joint conference calls for members of the international investment community and referenced a slide presentation during each call.  A copy of the investor slide presentation is furnished as Exhibit 99.2.

On June 10, 2015, the Company sent communications regarding the proposed Merger to its employees, and regarding the effect of the Merger on the Company’s 2013 Employee Stock Purchase Plan to participants in such plan.  Copies of the forms of such communications are furnished as Exhibits 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8.  The Company also made available to its employees on June 10, 2015 a video message, which included messages from representatives of the Company and Tokio Marine, and a list of answers to anticipated “frequently asked questions” regarding the Merger.  A copy of the transcript of such video message is furnished as Exhibit 99.9 and a copy of the answers to such frequently asked questions is furnished as Exhibit 99.10.  On June 10, 2015, the Company made a presentation regarding the Merger to employees at its Houston headquarters during which it referenced a slide presentation.  A copy of such slide presentation is furnished as Exhibit 99.11.  The Company intends to make a presentation to employees at its London offices on June 12, 2015 during which it also intends to reference a slide presentation.  A copy of such slide presentation is furnished as Exhibit 99.12.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

No.	Exhibit

2.1	Agreement and Plan of Merger, dated June 10, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc.

10.1	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Christopher J.B. Williams, to the Employment Agreement, effective May 1, 2011, between Christopher J.B. Williams and the Company

10.2	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Brad T. Irick, to the Employment Agreement, effective May 10, 2010, between Brad T. Irick and the Company

10.3	Addendum, dated June 10, 2015, among the Company, Tokio Marine and William N. Burke, to the Employment Agreement, dated March 24, 2012, between William N. Burke and the Company

10.4	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Michael J. Schell, to the Employment Agreement, effective June 1, 2007, between Michael J. Schell and the Company

99.1	Joint Press Release Issued by the Company and Tokio Marine, dated June 10, 2015

99.2	Investor Presentation Slides, dated June 10, 2015

99.3	Letter to all Houston Employees of the Company, dated June 10, 2015

99.4	Letter to all U.S. Employees of the Company, dated June 10, 2015

99.5	Letter to International Employees of the Company, dated June 10, 2015

99.6	Letter to Employees of Producers Ag Insurance Group, Inc., dated June 10, 2015

99.7	Letter to all London Employees of the Company, dated June 10, 2015

99.8	Letter to ESPP Plan Participants regarding the Effect of the Merger on the ESPP

99.9	Transcript of Video Featuring Representatives of the Company and Tokio Marine, Made Available to Employees on June 10, 2015

99.10	List of Answers to Frequently Asked Questions, Made Available to Employees on June 10, 2015

99.11	Town Hall Slide Presentation to Houston Employees, dated June 10, 2015

99.12	Town Hall Slide Presentation to London Employees, dated June 10, 2015

Additional Important Information About the Proposed Merger and Where to Find It:

This communication relates to a proposed merger between the Company and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that the Company intends to file with the SEC.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO THE COMPANY’S STOCKHOLDERS AS THESE DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov).  You may also obtain documents filed by the Company with the SEC by contacting the Company at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting the Company’s website at www.hcc.com.

Participants in the Solicitation:

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger.  Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication and other written or oral statements made by or on behalf of the Company contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995.  In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements.  Forward-looking statements reflect the Company’s current views, plans or expectations with respect to future events and financial performance.  They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies.  The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by the Company or any other person that current plans or expectations will be achieved.  Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following:  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; the Company’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; the Company may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in the Company’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

	By:	/s/ Alexander M. Ludlow
Alexander M. Ludlow
Associate General Counsel and Assistant Secretary

DATED: June 10, 2015

EXHIBIT INDEX

No.	Exhibit

2.1	Agreement and Plan of Merger, dated June 10, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc.

10.1	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Christopher J.B. Williams, to the Employment Agreement, effective May 1, 2011, between Christopher J.B. Williams and the Company

10.2	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Brad T. Irick, to the Employment Agreement, effective May 10, 2010, between Brad T. Irick and the Company

10.3	Addendum, dated June 10, 2015, among the Company, Tokio Marine and William N. Burke, to the Employment Agreement, dated March 24, 2012, between William N. Burke and the Company

10.4	Addendum, dated June 10, 2015, among the Company, Tokio Marine and Michael J. Schell, to the Employment Agreement, effective June 1, 2007, between Michael J. Schell and the Company

99.1	Joint Press Release Issued by the Company and Tokio Marine, dated June 10, 2015

99.2	Investor Presentation Slides, dated June 10, 2015

99.3	Letter to all Houston Employees of the Company, dated June 10, 2015

99.4	Letter to all U.S. Employees of the Company, dated June 10, 2015

99.5	Letter to International Employees of the Company, dated June 10, 2015

99.6	Letter to Employees of Producers Ag Insurance Group, Inc., dated June 10, 2015

99.7	Letter to all London Employees of the Company, dated June 10, 2015

99.8	Letter to ESPP Plan Participants regarding the Effect of the Merger on the ESPP

99.9	Transcript of Video Featuring Representatives of the Company and Tokio Marine, Made Available to Employees on June 10, 2015

99.10	List of Answers to Frequently Asked Questions, Made Available to Employees on June 10, 2015

99.11	Town Hall Slide Presentation to Houston Employees, dated June 10, 2015

99.12	Town Hall Slide Presentation to London Employees, dated June 10, 2015